UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-23643)

Exact name of registrant as specified in charter:	Putnam ETF Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

James E. Thomas, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2024

Date of reporting period:	May 1, 2023 – April 30, 2024

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FRANKLIN TEMPLETON

Putnam ESG Core Bond ETF

Annual report
4 | 30 | 24

The Securities and Exchange Commission has adopted new regulations that will result in changes to the design and delivery of annual and semiannual shareholder reports beginning in July 2024.

If you have previously elected to receive shareholder reports electronically, you will continue to do so and need not take any action.

Otherwise, paper copies of the Fund's shareholder reports will be mailed to you beginning in July 2024.

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
PCRB

Putnam
ESG Core Bond
ETF

Annual report
4 | 30 | 24

Message from the Trustees

June 12, 2024

Dear Shareholder:

We are pleased to report that on January 1, 2024, Franklin Resources, Inc., a leading global asset management firm operating as Franklin Templeton, acquired Putnam Investments. With complementary capabilities and an established infrastructure serving over 150 countries, Franklin Templeton enhances Putnam’s investment, risk management, operations, and technology platforms. Together, our firms are committed to delivering strong fund performance and more choices for our investors.

We are also pleased to welcome Jane E. Trust and Gregory G. McGreevey to your Board of Trustees. Ms. Trust is an interested trustee who has served as Senior Vice President, Fund Board Management, at Franklin Templeton since 2020. Mr. McGreevey joins the Board as an independent trustee, most recently serving as Senior Managing Director, Investments, at Invesco Ltd., until 2023.

As we enter this new chapter, you can rest assured that your fund continues to be actively managed by the same experienced investment professionals. Your investment team is exploring new and attractive opportunities for your fund while monitoring changing market conditions.

Thank you for investing with Putnam.

Data are historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of fund shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at net asset value (NAV). See below and pages 7–8 for additional performance information, including fund returns at market price. For a portion of the periods, the fund had expense limitations, without which the returns would have been lower. Index results should be compared with fund performance at NAV. To obtain the most recent month-end performance, please visit putnam.com or franklintempleton.com or call 1-833-228-5577 (toll free).

All Bloomberg indices are provided by Bloomberg Index Services Limited.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 4/30/24. See above and pages 7–8 for additional fund performance information. Index descriptions can be found on page 11.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

2 ESG Core Bond ETF

How were market conditions during the reporting period?

Over the period, the U.S. Federal Reserve slowed the pace of its interest-rate hikes. Policymakers took a wait-and-see approach on raising interest rates until the impact of its restrictive monetary policy for lowering inflation became clearer. The Fed delivered two 25 basis points [bps] interest-rate hikes during the period. In July 2023, the federal funds rate stood at a more than 20-year high of 5.25%–5.50%, where it remained through period-end.

Headline data from the Consumer Price Index [CPI] showed that U.S. inflation declined from 4.9% in April 2023 to 3.5% in March 2024. As inflation retreated, the market turned its attention to potential rate cuts in calendar 2024. To start the year, the market priced in five or more rate cuts from the Fed, with the first initially in March 2024. The Fed’s Summary of Economic Projections, released as part of its March 2024 meeting, showed a median projection of three rate cuts by the end of calendar 2024. However, job market growth and inflation surprised to the upside during the first quarter of calendar 2024. This prompted the market to revise its expectations down to just one or two

ESG Core Bond ETF 3

Allocations are shown as a percentage of the fund’s net assets as of 4/30/24. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the chart includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of the fund’s net assets as of 4/30/24. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings and portfolio credit quality will vary over time. Due to rounding, percentages may not equal 100%.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

4 ESG Core Bond ETF

rate cuts this year, consistent with our base line projections. With high volatility throughout much of the reporting period, the 10-year U.S. Treasury yield increased 126 bps to 4.68% at the end of April 2024.

How did the fund perform for the 12-month reporting period ended April 30, 2024?

The fund returned –1.02%, outperforming the –1.47% return for its benchmark, the Bloomberg U.S. Aggregate Bond Index.

Which holdings and strategies aided the fund’s performance relative to the benchmark for the reporting period?

Mortgage credit investments were the largest contributor to relative returns, driven by our positioning in commercial mortgage-backed securities [CMBS]. Demand for CMBS improved substantially in the second half of the reporting period. The CMBS market rallied into calendar 2024 despite changes in market expectations on the timing and number of Fed rate cuts.

Investment-grade [IG] corporate credit also contributed notably to the fund’s relative returns. The portfolio maintained a modest overweight position to IG corporates during the reporting period. IG corporate credit spreads, as represented by the Bloomberg U.S. Aggregate Index, ended the reporting period 49 bps tighter.

What about relative detractors from fund performance for the reporting period?

There were no notable detractors from relative performance as the fund was able to outperform its benchmark in a down market.

How did the fund use derivatives during the reporting period?

The fund had minimal usage of derivatives during the reporting period. We used to-be-announced commitments to gain exposure to the agency mortgage market.

What are your current views on the major sectors in which the fund invests?

We continue to believe future monetary policy decisions will be influenced by incoming economic data. We expect the final push to reach the Fed’s 2% target rate for inflation will be hard to achieve. In our view, the Fed will not cut rates until the second half of calendar 2024. Currently, the market is pricing in fewer than three rate cuts this year. This is a notable decrease from the beginning of the year when the market was pricing in over six rate cuts. By period-end, market expectations for rate cuts moved closer to our team’s projections.

Within IG corporate credit, healthy market technicals [supply/demand metrics] and supportive macroeconomic data have kept IG spread volatility low. Against this backdrop, high-yield bonds have performed well year to date. We expect these trends to continue. Technicals have been solid as investors continue to lock in attractive yields in advance of likely rate cuts. Net new issuance has been subdued. We believe the maturity wall [the period in which existing debt arrangements come due or reach maturity] currently is not an issue for the high-yield market. In our view, valuations are slightly more compelling after recent volatility, although spreads remain tight. Yields are now slightly above their long-term median. High-yield spreads have tightened to levels that are fair but not compelling, in our view. Risks to our outlook include higher than expected inflation, a more severe slowdown or recession than anticipated, and heightened geopolitical tensions.

We find long-term value in agency mortgages and maintain a slight long position overall. That said, we continue to prefer lower and higher-end coupons. In the near-term, we

ESG Core Bond ETF 5

expect MBS volatility to remain high, in step with persistent interest-rate volatility. However, we are starting to see U.S. bank demand pick up. As the path of Fed policy becomes clearer, we expect foreign investor demand could increase later this year, providing a tailwind for the MBS sector.

In our view, commercial real estate [CRE] continues to face meaningful headwinds and increased risks, including higher costs of capital, tighter credit conditions, and office sector concerns. We also see signs of optimism; loan payoffs and refinancing rates have surprised to the upside and the probability of a widespread regional bank funding crisis has declined, in our view. Interest rates will continue to be the predominant factor driving CRE fundamental performance, in our view. We believe some parts of the market became fairly valued to slightly rich after the rally at the start of calendar 2024. In our view, attractive opportunities for security selection remain available but require rigorous loan-level analysis.

Thank you, Mike, for sharing this update about the fund.

The foregoing information reflects our views, which are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Of special interest

During the reporting period, the fund’s portfolio generated a higher level of income. As a result, the fund’s monthly dividend rate was increased from $0.150 to $0.159 per share in July 2023 and from $0.159 to $0.173 per share in October 2023.

6 ESG Core Bond ETF

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2024, the end of its most recent fiscal year. We also include performance information as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit putnam.com or franklintempleton.com or call 1-833-228-5577 (toll free).

Annualized fund performance Total return for periods ended 4/30/24

	Life of fund
	(since 1/19/23)	1 year
Net asset value	–0.76%	–1.02%
Market price	–0.58	–0.78

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Performance assumes reinvestment of distributions and does not account for taxes.

Performance includes the deduction of management fees.

For a portion of the period, the fund had expense limitations, without which returns would have been lower.

Comparative annualized index returns For periods ended 4/30/24

	Life of fund
	(since 1/19/23)	1 year
Bloomberg U.S. Aggregate Bond Index	–0.99%	–1.47%

Index results should be compared with fund performance at net asset value.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Past performance does not indicate future results.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

ESG Core Bond ETF 7

Fund price and distribution information For the 12-month period ended 4/30/24

Distributions
Number	12
Income	$2.166
Capital gains
Long-term gains	—
Short-term gains	0.023
Total	$2.189
Share value	Net asset value	Market price
4/30/23	$49.72	$49.72
4/30/24	47.02	47.13
Current rate (end of period)	Net asset value	Market price
Current dividend rate[1]	4.42%	4.40%
Current 30-day SEC yield (with expense limitation)[2,3]	4.72	—
Current 30-day SEC yield (without expense limitation)[3]	4.71	—

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 For a portion of the period, the fund had expense limitations, without which yields would have been lower.

3 Based only on investment income and calculated in accordance with SEC guidelines.

Annualized fund performance as of most recent calendar quarter
Total return for periods ended 3/31/24

	Life of fund
	(since 1/19/23)	1 year
Net asset value	1.21%	1.96%
Market price	1.44	2.14

See the discussion following the fund performance table on page 7 for information about the calculation of fund performance.

8 ESG Core Bond ETF

Your fund’s expenses

As an investor, you pay ongoing expenses, such as management fees, and other expenses (with certain exceptions). In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay brokerage commissions in connection with your purchase or sale of shares of the fund, which are not shown in this section and would have resulted in higher total expenses. The expenses shown in the example also do not reflect transaction costs, which would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

Estimated total annual operating expenses for the fiscal year ended 4/30/23*	0.35%
Annualized expense ratio for the six-month period ended 4/30/24†	0.34%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Other expenses are based on estimated amounts for the current fiscal year.

† Expense ratio is for the fund’s most recent fiscal half year. As a result of this, the ratio may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from 11/1/23 to 4/30/24. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses paid per $1,000*†	$1.74
Ending value (after expenses)	$1,054.50

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/24.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (182); and then dividing that result by the number of days in the year (366).

ESG Core Bond ETF 9

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 4/30/24, use the following calculation method. To find the value of your investment on 11/1/23, call 1-833-228-5577.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses paid per $1,000*†	$1.71
Ending value (after expenses)	$1,023.17

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/24.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (182); and then dividing that result by the number of days in the year (366).

10 ESG Core Bond ETF

Comparative index definitions

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments or Franklin Templeton, or any of its products or services.

ESG Core Bond ETF 11

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, your fund’s manager sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call 1-800-225-1581 or, for exchange-traded funds only, 1-833-228-5577. We will begin sending individual copies within 30 days.

Proxy voting

The Putnam Funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the period from January 1, 2023 (commencement of operations) to June 30, 2023, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain The Putnam Funds’ proxy voting guidelines and procedures at no charge by calling Shareholder Services at 1-800-225-1581 or, for exchange-traded funds only, 1-833-228-5577.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Liquidity risk management program

Putnam Investment Management, LLC (“Putnam Management”), as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the most recent annual report on the program to the Trustees in April 2024. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from January 2023 through December 2023. The report included a description of the annual liquidity assessment of the fund that Putnam Management performed in November 2023. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. Putnam Management concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

12 ESG Core Bond ETF

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

ESG Core Bond ETF 13

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover (not required for money market funds) in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

14 ESG Core Bond ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam ETF Trust and Shareholders of
Putnam ESG Core Bond ETF:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam ESG Core Bond ETF (one of the funds constituting Putnam ETF Trust, referred to hereafter as the “Fund”) as of April 30, 2024, the related statement of operations for the year ended April 30, 2024 and the statement of changes in net assets and the financial highlights for the year ended April 30, 2024 and for the period January 19, 2023 (commencement of operations) through April 30, 2023, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2024, the results of its operations for the year ended April 30, 2024, and the changes in its net assets and the financial highlights for the year ended April 30, 2024 and for the period January 19, 2023 (commencement of operations) through April 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2024 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 12, 2024

We have served as the auditor of one or more investment companies in the Putnam Funds family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

ESG Core Bond ETF 15

The fund’s portfolio 4/30/24 (Unaudited)

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (29.5%)*	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (6.3%)
Government National Mortgage Association Pass-Through Certificates
6.50%, 11/20/53	$1,687,033	$1,731,456
6.00%, with due dates from 2/20/53 to 11/20/53	4,594,142	4,644,280
5.50%, with due dates from 9/20/52 to 4/20/54	3,087,498	3,039,944
5.00%, 10/20/52	1,544,909	1,481,837
4.50%, 9/20/52	3,060,631	2,854,525
4.00%, TBA, 5/1/54	1,000,000	906,244
4.00%, 2/20/48	1,901,351	1,743,061
3.50%, with due dates from 1/20/52 to 3/20/52	4,008,895	3,537,725
3.00%, with due dates from 3/20/43 to 9/20/51	4,950,996	4,227,810
2.50%, with due dates from 4/20/51 to 3/20/52	6,775,248	5,559,988
2.00%, with due dates from 2/20/51 to 7/20/51	6,121,277	4,822,720
		34,549,590
U.S. Government Agency Mortgage Obligations (23.2%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
6.50%, 5/1/53	49,499	50,170
6.00%, 5/1/53	237,049	236,011
5.50%, 5/1/53	235,860	229,702
5.50%, 9/1/52 ##	2,001,153	1,950,161
5.00%, 3/1/53	901,825	857,244
4.50%, 8/1/52	497,291	459,281
4.00%, 4/1/52	339,860	304,782
3.00%, with due dates from 10/1/51 to 3/1/52	1,351,934	1,133,702
3.00%, 5/1/35	917,910	841,926
2.50%, with due dates from 1/1/52 to 5/1/52	2,594,871	2,084,148
2.00%, with due dates from 3/1/51 to 1/1/52	1,320,679	1,001,607
2.00%, 4/1/42	2,465,635	2,001,420
2.00%, with due dates from 8/1/35 to 3/1/36	2,989,937	2,601,164
1.50%, 10/1/51	2,917,216	2,096,293
Federal National Mortgage Association Pass-Through Certificates
6.50%, with due dates from 4/1/53 to 5/1/53	1,336,315	1,352,483
6.00%, with due dates from 4/1/53 to 10/1/53	3,916,026	3,915,688
5.50%, 4/1/50	309,191	306,144
5.00%, with due dates from 10/1/52 to 2/1/53	2,166,426	2,059,372
4.50%, with due dates from 7/1/52 to 11/1/52	2,942,804	2,717,110
4.00%, 6/1/52	2,893,136	2,635,208
3.50%, with due dates from 7/1/50 to 7/1/52	8,655,902	7,480,087
3.00%, with due dates from 4/1/51 to 4/1/52	7,899,821	6,548,351
3.00%, 11/1/32	300,414	279,019
2.50%, with due dates from 12/1/51 to 5/1/52	19,351,965	15,388,654
2.50%, with due dates from 7/1/36 to 7/1/37	4,493,426	4,013,508
2.00%, with due dates from 9/1/50 to 4/1/52	23,595,945	17,916,538
2.00%, with due dates from 5/1/36 to 6/1/36	2,475,649	2,147,652
1.50%, 7/1/36	2,342,004	1,989,636
Uniform Mortgage-Backed Securities
6.50%, TBA, 5/1/54	4,000,000	4,032,031
6.00%, TBA, 5/1/54	3,000,000	2,973,867

16 ESG Core Bond ETF

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (29.5%)* cont.	Principal amount	Value
U.S. Government Agency Mortgage Obligations cont.
Uniform Mortgage-Backed Securities
5.50%, TBA, 5/1/54	$7,000,000	$6,797,930
5.00%, TBA, 5/1/54	8,000,000	7,584,687
4.50%, TBA, 5/1/54	2,000,000	1,843,438
4.00%, TBA, 5/1/54	6,000,000	5,363,437
3.50%, TBA, 5/1/54	1,000,000	862,070
3.00%, TBA, 5/1/54	6,000,000	4,956,797
2.50%, TBA, 5/1/54	5,000,000	3,957,617
2.00%, TBA, 5/1/54	5,000,000	3,776,221
1.50%, TBA, 5/1/39	1,000,000	841,900
		127,587,056
Total U.S. government and agency mortgage obligations (cost $169,999,794)		$162,136,646

U.S. TREASURY OBLIGATIONS (39.6%)*	Principal amount	Value
U.S. Treasury Bonds
6.125%, 8/15/29	$2,000,000	$2,129,922
4.00%, 11/15/52	27,750,000	24,315,938
3.375%, 8/15/42	14,000,000	11,421,484
2.75%, 8/15/42 Φ	3,000,000	2,218,594
2.375%, 5/15/51	21,890,000	13,809,512
U.S. Treasury Notes
2.75%, 8/15/32	8,590,000	7,448,805
2.50%, 2/28/26	37,000,000	35,342,226
1.75%, 3/15/25	27,300,000	26,483,666
1.625%, 9/30/26	20,200,000	18,687,367
1.25%, 8/15/31	38,500,000	30,410,488
1.25%, 3/31/28	31,740,000	27,756,382
0.375%, 11/30/25	18,470,000	17,145,355
Total U.S. treasury obligations (cost $226,186,921)		$217,169,739

CORPORATE BONDS AND NOTES (27.2%)*	Principal amount	Value
Basic materials (1.2%)
Celanese US Holdings, LLC company guaranty sr. unsec. notes 6.55%, 11/15/30 (Germany)	$1,280,000	$1,311,160
Celanese US Holdings, LLC company guaranty sr. unsec. notes 6.33%, 7/15/29 (Germany)	132,000	133,902
Celanese US Holdings, LLC company guaranty sr. unsec. notes 6.165%, 7/15/27 (Germany)	680,000	683,991
CF Industries, Inc. company guaranty sr. unsec. bonds 4.95%, 6/1/43	483,000	413,644
FMC Corp. sr. unsec. unsub. notes 5.65%, 5/18/33	1,275,000	1,222,255
Huntsman International, LLC sr. unsec. notes 4.50%, 5/1/29	361,000	336,835
International Flavors & Fragrances, Inc. 144A sr. unsec. notes 2.30%, 11/1/30	122,000	98,953
Nutrien, Ltd. sr. unsec. sub. bonds 4.20%, 4/1/29 (Canada)	483,000	455,719
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes 8.20%, 1/15/30	920,000	1,022,674
Weyerhaeuser Co. sr. unsec. unsub. bonds 3.375%, 3/9/33 R	849,000	716,769
		6,395,902

ESG Core Bond ETF 17

CORPORATE BONDS AND NOTES (27.2%)* cont.	Principal amount	Value
Capital goods (1.0%)
Berry Global, Inc. 144A company guaranty sr. notes 4.875%, 7/15/26	$56,000	$54,798
Berry Global, Inc. 144A company guaranty sr. notes 1.57%, 1/15/26	1,027,000	956,692
Howmet Aerospace, Inc. sr. unsec. unsub. bonds 5.95%, 2/1/37	413,000	412,854
Howmet Aerospace, Inc. sr. unsec. unsub. notes 3.00%, 1/15/29	693,000	614,611
Oshkosh Corp. sr. unsec. sub. notes 4.60%, 5/15/28	740,000	715,356
RTX Corp. sr. unsec. notes 5.15%, 2/27/33	275,000	266,851
RTX Corp. sr. unsec. unsub. bonds 6.40%, 3/15/54	835,000	895,558
Waste Connections, Inc. sr. unsec. bonds 5.00%, 3/1/34	1,349,000	1,289,446
		5,206,166
Communication services (3.5%)
American Tower Corp. sr. unsec. bonds 2.70%, 4/15/31 R	661,000	545,998
American Tower Corp. sr. unsec. notes 2.90%, 1/15/30 R	2,751,000	2,372,239
AT&T, Inc. company guaranty sr. unsec. unsub. notes 2.30%, 6/1/27	598,000	545,381
AT&T, Inc. sr. unsec. unsub. bonds 4.35%, 3/1/29	610,000	582,032
AT&T, Inc. sr. unsec. unsub. bonds 2.55%, 12/1/33	8,212,000	6,338,652
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. bonds 4.80%, 3/1/50	366,000	256,075
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. notes 4.908%, 7/23/25	239,000	235,728
Crown Castle, Inc. sr. unsec. bonds 3.80%, 2/15/28 R	610,000	569,011
Crown Castle, Inc. sr. unsec. bonds 3.65%, 9/1/27 R	605,000	566,998
Equinix, Inc. sr. unsec. sub. notes 3.20%, 11/18/29 R	600,000	529,012
Rogers Communications, Inc. company guaranty sr. unsec. notes 5.00%, 2/15/29 (Canada)	800,000	778,483
Rogers Communications, Inc. company guaranty sr. unsec. unsub. notes Ser. REGS, 3.80%, 3/15/32 (Canada)	1,056,000	921,319
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes 6.875%, 11/15/28	802,000	839,842
T-Mobile USA, Inc. company guaranty sr. notes 3.875%, 4/15/30	122,000	111,631
T-Mobile USA, Inc. company guaranty sr. notes 3.75%, 4/15/27	605,000	576,493
T-Mobile USA, Inc. company guaranty sr. unsec. bonds 3.30%, 2/15/51	1,947,000	1,278,020
T-Mobile USA, Inc. company guaranty sr. unsec. notes 3.375%, 4/15/29	590,000	535,403
Time Warner Cable Enterprises, LLC company guaranty sr. unsub. notes 8.375%, 7/15/33	870,000	942,541
Verizon Communications, Inc. sr. unsec. unsub. notes 2.10%, 3/22/28	844,000	747,315
		19,272,173
Consumer cyclicals (1.4%)
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec. notes 3.55%, 7/26/27 (Canada)	445,000	419,413
Alimentation Couche-Tard, Inc. 144A sr. unsec. notes 2.95%, 1/25/30 (Canada)	750,000	656,488
Gartner, Inc. 144A company guaranty sr. unsec. bonds 3.75%, 10/1/30	1,025,000	892,029

18 ESG Core Bond ETF

CORPORATE BONDS AND NOTES (27.2%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Gartner, Inc. 144A company guaranty sr. unsec. notes 3.625%, 6/15/29	$110,000	$98,427
Global Payments, Inc. sr. unsec. notes 2.15%, 1/15/27	356,000	325,934
Hyundai Capital America 144A sr. unsec. notes 6.375%, 4/8/30 (South Korea)	521,000	535,028
Hyundai Capital America 144A sr. unsec. notes 5.40%, 1/8/31 (South Korea)	186,000	181,883
Hyundai Capital America 144A sr. unsec. notes 5.35%, 3/19/29 (South Korea)	221,000	217,193
Interpublic Group of Cos., Inc. (The) sr. unsec. unsub. notes 2.40%, 3/1/31	361,000	294,809
Lennar Corp. company guaranty sr. unsec. unsub. notes 4.75%, 11/29/27	147,000	144,355
Moody’s Corp. sr. unsec. notes 3.25%, 1/15/28	478,000	447,687
Netflix, Inc. 144A sr. unsec. bonds 5.375%, 11/15/29	872,000	869,511
Paramount Global sr. unsec. unsub. notes 4.20%, 6/1/29	483,000	429,475
S&P Global, Inc. company guaranty sr. unsec. bonds 2.50%, 12/1/29	478,000	414,525
S&P Global, Inc. company guaranty sr. unsec. notes 1.25%, 8/15/30	239,000	188,871
Toll Brothers Finance Corp. company guaranty sr. unsec. unsub. notes 4.35%, 2/15/28	112,000	107,082
Warnermedia Holdings, Inc. company guaranty sr. unsec. bonds 5.05%, 3/15/42	1,220,000	976,625
Warnermedia Holdings, Inc. company guaranty sr. unsec. notes 4.279%, 3/15/32	732,000	630,535
		7,829,870
Consumer staples (0.8%)
Ashtead Capital, Inc. 144A company guaranty sr. unsec. bonds 5.95%, 10/15/33	570,000	561,242
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27	675,000	642,257
Campbell Soup Co. sr. unsec. unsub. notes 5.20%, 3/21/29	305,000	300,684
Kenvue, Inc. company guaranty sr. unsec. notes Ser. REGS, 4.90%, 3/22/33	1,268,000	1,227,299
Kenvue, Inc. company guaranty sr. unsec. unsub. notes 5.05%, 3/22/28	193,000	192,262
Kenvue, Inc. company guaranty sr. unsec. unsub. notes Ser. REGS, 5.05%, 3/22/53	230,000	212,382
McDonald’s Corp. sr. unsec. unsub. bonds Ser. MTN, 6.30%, 10/15/37	1,325,000	1,395,629
		4,531,755
Energy (1.0%)
Cheniere Energy Partners LP company guaranty sr. unsec. notes 4.50%, 10/1/29	615,000	575,420
Cheniere Energy Partners LP company guaranty sr. unsec. unsub. notes 3.25%, 1/31/32	1,073,000	896,454
Columbia Pipelines Operating Co., LLC 144A sr. unsec. bonds 6.544%, 11/15/53	420,000	433,809
Columbia Pipelines Operating Co., LLC 144A sr. unsec. notes 5.927%, 8/15/30	400,000	401,253
Occidental Petroleum Corp. sr. unsec. sub. notes 8.50%, 7/15/27	722,000	771,609

ESG Core Bond ETF 19

CORPORATE BONDS AND NOTES (27.2%)* cont.	Principal amount	Value
Energy cont.
ONEOK, Inc. company guaranty sr. unsec. sub. bonds 6.05%, 9/1/33	$465,000	$470,162
ONEOK, Inc. company guaranty sr. unsec. unsub. notes 6.10%, 11/15/32	361,000	366,726
Ovintiv, Inc. company guaranty sr. unsec. bonds 6.25%, 7/15/33	168,000	169,336
Ovintiv, Inc. company guaranty sr. unsec. notes 5.65%, 5/15/28	217,000	216,806
Ovintiv, Inc. company guaranty sr. unsec. notes 5.65%, 5/15/25	170,000	169,433
Targa Resources Partners LP/Targa Resources Partners Finance Corp. company guaranty sr. unsec. unsub. notes 4.875%, 2/1/31	861,000	805,786
		5,276,794
Financials (11.3%)
AerCap Ireland Capital DAC/AerCap Global Aviation Trust company guaranty sr. unsec. bonds 3.30%, 1/30/32 (Ireland)	1,795,000	1,498,549
Air Lease Corp. sr. unsec. sub. bonds 4.625%, 10/1/28	727,000	695,529
Air Lease Corp. sr. unsec. sub. notes 3.25%, 10/1/29	744,000	660,175
Ally Financial, Inc. company guaranty sr. unsec. notes 8.00%, 11/1/31	244,000	264,172
Aon PLC company guaranty sr. unsec. unsub. notes 4.25%, 12/12/42	530,000	412,266
Ares Capital Corp. sr. unsec. sub. notes 7.00%, 1/15/27	720,000	732,838
Ares Capital Corp. sr. unsec. sub. notes 3.875%, 1/15/26	839,000	807,839
Athene Holding, Ltd. sr. unsec. bonds 6.25%, 4/1/54	295,000	287,422
Athene Holding, Ltd. sr. unsec. bonds 5.875%, 1/15/34	967,000	942,090
Australia and New Zealand Banking Group, Ltd. 144A unsec. sub. FRB 2.57%, 11/25/35 (Australia)	765,000	612,436
Banco Santander SA jr. unsec. sub. FRB 9.625%, 11/21/53 (Spain)	600,000	641,250
Banco Santander SA unsec. sub. bonds 6.921%, 8/8/33 (Spain)	400,000	406,551
Banco Santander SA unsec. sub. notes 5.179%, 11/19/25 (Spain)	1,610,000	1,587,706
Bank of America Corp. sr. unsec. FRN Ser. MTN, 2.496%, 2/13/31	727,000	611,834
Bank of America Corp. unsec. sub. FRB 3.846%, 3/8/37	2,125,000	1,830,125
Bank of America Corp. unsec. sub. notes Ser. L, 4.183%, 11/25/27	4,698,000	4,495,348
Bank of Nova Scotia (The) sr. unsec. unsub. notes 5.35%, 12/7/26 (Canada)	745,000	741,315
BNP Paribas SA 144A unsec. sub. notes 4.375%, 5/12/26 (France)	1,105,000	1,070,268
BPCE SA 144A unsec. sub. FRB 3.648%, 1/14/37 (France)	790,000	641,222
BPCE SA 144A unsec. sub. notes 4.50%, 3/15/25 (France)	1,165,000	1,147,083
CNA Financial Corp. sr. unsec. notes 5.125%, 2/15/34	465,000	438,725
Commonwealth Bank of Australia 144A unsec. sub. notes 5.837%, 3/13/34 (Australia)	875,000	851,654
Commonwealth Bank of Australia 144A unsec. sub. notes 2.688%, 3/11/31 (Australia)	535,000	434,246
Corebridge Financial, Inc. sr. unsec. notes 3.85%, 4/5/29	483,000	443,379
Deutsche Bank AG unsec. sub. notes 4.50%, 4/1/25 (Germany)	1,550,000	1,524,323
EPR Properties company guaranty sr. unsec. unsub. notes 4.50%, 6/1/27 R	188,000	177,181
Fairfax Financial Holdings, Ltd. sr. unsec. notes 4.85%, 4/17/28 (Canada)	605,000	587,414
Fidelity National Financial, Inc. sr. unsec. bonds 3.20%, 9/17/51	483,000	294,281
Fifth Third Bancorp sr. unsec. unsub. FRN 6.339%, 7/27/29	590,000	596,724
First-Citizens Bank & Trust Co. unsec. sub. notes 6.125%, 3/9/28	3,060,000	3,108,075

20 ESG Core Bond ETF

CORPORATE BONDS AND NOTES (27.2%)* cont.	Principal amount	Value
Financials cont.
Ford Motor Co. sr. unsec. unsub. notes 4.125%, 8/17/27	$1,000,000	$939,237
General Motors Financial Co., Inc. sr. unsec. sub. notes 2.40%, 4/10/28	1,205,000	1,066,000
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. sub. notes 6.75%, 12/1/33 R	845,000	865,746
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. unsub. notes 5.375%, 4/15/26 R	488,000	481,772
Goldman Sachs Group, Inc. (The) jr. unsec. sub. FRN 3.65%, 7/28/51	183,000	166,403
Goldman Sachs Group, Inc. (The) sr. unsec. FRB 4.223%, 5/1/29	1,343,000	1,274,341
ING Groep NV sr. unsec. unsub. FRN 6.083%, 9/11/27 (Netherlands)	730,000	733,418
Intercontinental Exchange, Inc. sr. unsec. bonds 1.85%, 9/15/32	1,683,000	1,275,598
Intercontinental Exchange, Inc. sr. unsec. notes 4.35%, 6/15/29	132,000	125,998
Intesa Sanpaolo SpA 144A unsec. sub. bonds 4.198%, 6/1/32 (Italy)	800,000	655,716
Jefferies Financial Group, Inc. sr. unsec. notes 6.20%, 4/14/34	1,285,000	1,270,323
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. HH, 4.60%, perpetual maturity	460,000	452,480
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. W, (CME Term SOFR 3 Month + 1.26%), 6.569%, 5/15/47	361,000	319,526
JPMorgan Chase & Co. sr. unsec. unsub. FRN 4.323%, 4/26/28	3,147,000	3,042,260
JPMorgan Chase & Co. unsec. sub. FRB 5.717%, 9/14/33	361,000	359,638
JPMorgan Chase & Co. unsec. sub. FRB 2.956%, 5/13/31	6,137,000	5,251,986
KKR Group Finance Co. VI, LLC 144A company guaranty sr. unsec. bonds 3.75%, 7/1/29	861,000	787,953
Lloyds Banking Group PLC unsec. sub. FRB 3.369%, 12/14/46 (United Kingdom)	895,000	606,120
LPL Holdings, Inc. company guaranty sr. unsec. notes 6.75%, 11/17/28	393,000	403,908
Metropolitan Life Global Funding I 144A sr. notes 2.95%, 4/9/30	960,000	832,227
Metropolitan Life Insurance Co. 144A unsec. sub. notes 7.80%, 11/1/25	570,000	583,358
Morgan Stanley sr. unsec. sub. bonds 5.942%, 2/7/39	580,000	558,076
Morgan Stanley unsec. sub. notes Ser. GMTN, 4.35%, 9/8/26	3,467,000	3,372,565
Nasdaq, Inc. sr. unsec. sub. bonds 5.55%, 2/15/34	133,000	130,082
PNC Financial Services Group, Inc. (The) unsec. sub. FRB 4.626%, 6/6/33	2,212,000	2,023,468
Prologis LP sr. unsec. unsub. FRN 5.00%, 3/15/34 R	845,000	808,652
Societe Generale SA 144A jr. unsec. sub. FRB 10.00%, 11/14/73 (France)	310,000	324,338
Truist Bank unsec. sub. FRN Ser. BKNT, 2.636%, 9/17/29	475,000	457,526
Truist Financial Corp. sr. unsec. unsub. FRB Ser. MTN, 5.711%, 1/24/35	765,000	742,423
UBS Group AG 144A sr. unsec. FRB 9.016%, 11/15/33 (Switzerland)	1,000,000	1,181,640
UBS Group AG 144A sr. unsec. unsub. FRN 1.305%, 2/2/27 (Switzerland)	250,000	230,388
US Bancorp unsec. sub. FRB 2.491%, 11/3/36	722,000	550,366
VICI Properties LP sr. unsec. unsub. bonds 5.75%, 4/1/34 R	225,000	216,516
VICI Properties LP sr. unsec. unsub. notes 4.75%, 2/15/28 R	1,098,000	1,054,583
VICI Properties LP/VICI Note Co., Inc. 144A company guaranty sr. unsec. notes 3.75%, 2/15/27 R	122,000	114,427

ESG Core Bond ETF 21

CORPORATE BONDS AND NOTES (27.2%)* cont.	Principal amount	Value
Financials cont.
Westpac Banking Corp. unsec. sub. bonds 4.421%, 7/24/39 (Australia)	$239,000	$204,117
Westpac Banking Corp. unsec. sub. bonds 2.963%, 11/16/40 (Australia)	239,000	162,134
		62,167,329
Health care (2.1%)
Amgen, Inc. sr. unsec. unsub. bonds 5.75%, 3/2/63	565,000	539,672
Amgen, Inc. sr. unsec. unsub. bonds 5.65%, 3/2/53	504,000	481,876
Amgen, Inc. sr. unsec. unsub. notes 5.25%, 3/2/30	949,000	940,923
Becton, Dickinson and Co. sr. unsec. notes 3.70%, 6/6/27	483,000	458,610
Bristol-Myers Squibb Co. sr. unsec. notes 5.20%, 2/22/34	1,500,000	1,468,939
CVS Health Corp. sr. unsec. notes 1.30%, 8/21/27	722,000	631,729
DH Europe Finance II SARL company guaranty sr. unsec. notes 2.60%, 11/15/29 (Luxembourg)	1,033,000	901,679
HCA, Inc. company guaranty sr. notes 4.50%, 2/15/27	488,000	472,899
HCA, Inc. company guaranty sr. unsec. bonds 6.00%, 4/1/54	600,000	571,818
HCA, Inc. company guaranty sr. unsec. bonds 5.60%, 4/1/34	455,000	443,969
HCA, Inc. company guaranty sr. unsec. sub. notes 3.625%, 3/15/32	210,000	180,630
Humana, Inc. sr. unsec. unsub. bonds 5.50%, 3/15/53	315,000	286,499
Humana, Inc. sr. unsec. unsub. notes 5.75%, 3/1/28	605,000	608,118
Icon Investments Six DAC company guaranty sr. notes 5.849%, 5/8/29 (Ireland)	200,000	200,000
Icon Investments Six DAC company guaranty sr. notes 5.809%, 5/8/27 (Ireland)	425,000	425,000
Pfizer Investment Enterprises PTE, Ltd. company guaranty sr. unsec. notes 5.30%, 5/19/53 (Singapore)	550,000	512,896
Pfizer Investment Enterprises PTE, Ltd. company guaranty sr. unsec. notes 4.75%, 5/19/33 (Singapore)	373,000	355,316
Pfizer Investment Enterprises PTE, Ltd. company guaranty sr. unsec. notes 4.45%, 5/19/28 (Singapore)	857,000	831,173
Wyeth, LLC company guaranty sr. unsec. bonds 5.95%, 4/1/37	170,000	175,357
Zoetis, Inc. sr. unsec. sub. notes 2.00%, 5/15/30	966,000	795,851
		11,282,954
Technology (2.3%)
Analog Devices, Inc. sr. unsec. notes 5.05%, 4/1/34	700,000	686,544
Apple, Inc. sr. unsec. bonds 3.95%, 8/8/52	51,000	40,177
Broadcom Corp./Broadcom Cayman Finance, Ltd. company guaranty sr. unsec. unsub. notes 3.875%, 1/15/27	600,000	575,785
Broadcom, Inc. company guaranty sr. unsec. bonds 4.15%, 11/15/30	361,000	333,097
Broadcom, Inc. company guaranty sr. unsec. sub. notes 5.00%, 4/15/30	1,093,000	1,073,825
Broadcom, Inc. 144A sr. unsec. bonds 4.926%, 5/15/37	1,008,000	920,525
Marvell Technology, Inc. sr. unsec. notes 5.95%, 9/15/33	582,000	585,454
Marvell Technology, Inc. sr. unsec. notes 5.75%, 2/15/29	583,000	585,694
Meta Platforms, Inc. sr. unsec. bonds 5.60%, 5/15/53	510,000	505,786
Meta Platforms, Inc. sr. unsec. notes 4.95%, 5/15/33	1,698,000	1,663,431
Meta Platforms, Inc. sr. unsec. unsub. bonds 4.45%, 8/15/52	1,835,000	1,527,705
Microsoft Corp. sr. unsec. unsub. bonds 3.50%, 2/12/35	610,000	539,199
MSCI, Inc. 144A company guaranty sr. unsec. notes 3.625%, 9/1/30	1,177,000	1,024,704

22 ESG Core Bond ETF

CORPORATE BONDS AND NOTES (27.2%)* cont.	Principal amount	Value
Technology cont.
Oracle Corp. sr. unsec. bonds 3.95%, 3/25/51	$666,000	$475,793
Oracle Corp. sr. unsec. bonds 3.65%, 3/25/41	727,000	541,737
Oracle Corp. sr. unsec. notes 2.95%, 4/1/30	483,000	419,515
salesforce.com, Inc. sr. unsec. bonds 2.90%, 7/15/51	735,000	461,524
Sensata Technologies, Inc. 144A company guaranty sr. unsec. notes 3.75%, 2/15/31	995,000	840,852
		12,801,347
Transportation (0.2%)
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec. notes 4.40%, 7/1/27	1,285,000	1,235,171
		1,235,171
Utilities and power (2.4%)
Constellation Energy Generation, LLC sr. unsec. bonds 6.50%, 10/1/53	854,000	886,358
Constellation Energy Generation, LLC sr. unsec. bonds 5.75%, 3/15/54	700,000	658,658
Duke Energy Ohio, Inc. sr. bonds 3.65%, 2/1/29	417,000	387,573
Electricite De France SA 144A sr. unsec. notes 5.65%, 4/22/29 (France)	700,000	698,250
Electricite De France SA 144A sr. unsec. unsub. bonds 4.75%, 10/13/35 (France)	900,000	807,887
Enterprise Products Operating, LLC company guaranty sr. unsec. notes 2.80%, 1/31/30	717,000	627,797
Eversource Energy sr. unsec. unsub. notes 5.125%, 5/15/33	1,235,000	1,164,689
Exelon Corp. sr. unsec. unsub. bonds 5.45%, 3/15/34	685,000	665,786
Florida Power & Light Co. sr. bonds 3.95%, 3/1/48	854,000	660,481
Georgia Power Co. sr. unsec. unsub. bonds 5.25%, 3/15/34	530,000	515,612
Georgia Power Co. sr. unsec. unsub. notes 4.95%, 5/17/33	715,000	680,684
Kinder Morgan, Inc. company guaranty sr. unsec. notes Ser. GMTN, 7.75%, 1/15/32	910,000	1,007,531
Oncor Electric Delivery Co., LLC sr. FRB 4.95%, 9/15/52	1,060,000	942,176
Pacific Gas and Electric Co. sr. bonds 6.95%, 3/15/34	145,000	153,240
Pacific Gas and Electric Co. sr. bonds 5.90%, 6/15/32	500,000	493,821
Pacific Gas and Electric Co. sr. bonds 4.95%, 7/1/50	500,000	406,661
Pacific Gas and Electric Co. sr. notes 5.55%, 5/15/29	340,000	336,258
Pacific Gas and Electric Co. sr. notes 3.30%, 12/1/27	500,000	459,286
Puget Sound Energy, Inc. sr. bonds 5.448%, 6/1/53	445,000	420,441
Sempra Energy sr. unsec. unsub. bonds 5.50%, 8/1/33	380,000	369,110
Southern Co. (The) sr. unsec. bonds 5.70%, 3/15/34	695,000	692,883
Southern Co. (The) sr. unsec. notes 5.50%, 3/15/29	115,000	114,647
		13,149,829
Total corporate bonds and notes (cost $151,572,279)		$149,149,290

MORTGAGE-BACKED SECURITIES (6.7%)*	Principal amount	Value
Commercial mortgage-backed securities (6.7%)
Banc of America Commercial Mortgage Trust Ser. 15-UBS7, Class AS, 3.989%, 9/15/48 W	$618,000	$595,037
BANK FRB Ser. 17-BNK8, Class B, 4.086%, 11/15/50 W	56,000	48,576

ESG Core Bond ETF 23

MORTGAGE-BACKED SECURITIES (6.7%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
Barclays Commercial Mortgage Trust Ser. 19-C5, Class C, 3.71%, 11/15/52	$1,344,000	$1,125,439
Benchmark Mortgage Trust
Ser. 18-B6, Class AS, 4.441%, 10/10/51	2,211,000	1,987,428
FRB Ser. 20-B21, Class XA, IO, 1.556%, 12/17/53 W	20,546,829	1,353,502
CD Commercial Mortgage Trust Ser. 17-CD4, Class B, 3.947%, 5/10/50 W	627,000	551,119
CD Mortgage Trust Ser. 18-CD7, Class A4, 4.279%, 8/15/51	672,000	624,459
Citigroup Commercial Mortgage Trust
FRB Ser. 16-P6, Class B, 4.297%, 12/10/49 W	1,216,000	1,087,677
Ser. 16-P6, Class A5, 3.72%, 12/10/49 W	501,000	465,308
Ser. 16-P4, Class AS, 3.075%, 7/10/49	2,394,000	2,206,020
COMM Mortgage Trust
FRB Ser. 17-COR2, Class C, 4.741%, 9/10/50 W	578,000	488,148
FRB Ser. 15-CR26, Class B, 4.613%, 10/10/48 W	1,170,000	1,095,358
Ser. 18-COR3, Class AM, 4.492%, 5/10/51 W	42,000	37,090
FRB Ser. 14-CR15, Class B, 4.035%, 2/10/47 W	366,049	356,717
FRB Ser. 15-LC19, Class B, 3.829%, 2/10/48 W	935,000	879,337
CSAIL Commercial Mortgage Trust
Ser. 17-CX10, Class A3, 3.398%, 11/15/50	763,538	741,107
Ser. 16-C6, Class AS, 3.346%, 1/15/49	534,000	487,621
FRB Ser. 20-C19, Class XA, IO, 1.216%, 3/15/53 W	976,701	46,243
FRB Ser. 19-C15, Class XA, IO, 1.159%, 3/15/52 W	14,155,031	509,196
CSMC Trust FRB Ser. 16-NXSR, Class AS, 4.049%, 12/15/49 W	708,000	630,293
GS Mortgage Securities Trust FRB Ser. 20-GC47, Class C, 3.568%, 5/12/53 W	61,000	46,710
JPMBB Commercial Mortgage Securities Trust FRB Ser. 14-C23, Class B, 4.631%, 9/15/47 W	933,645	904,909
JPMorgan Chase Commercial Mortgage Securities Trust FRB Ser. 13-C10, Class C, 4.21%, 12/15/47 W	260,548	238,577
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 15-C25, Class B, 4.668%, 10/15/48 W	1,011,000	941,151
FRB Ser. 14-C17, Class C, 4.547%, 8/15/47 W	1,254,000	1,221,559
FRB Ser. 14-C16, Class B, 4.499%, 6/15/47 W	33,000	30,839
Ser. 14-C17, Class AS, 4.011%, 8/15/47	2,337,000	2,320,875
Ser. 14-C19, Class B, 4.00%, 12/15/47 W	1,180,000	1,131,839
Ser. 16-C32, Class AS, 3.994%, 12/15/49 W	1,504,000	1,371,093
Ser. 15-C22, Class B, 3.883%, 4/15/48 W	823,000	778,272
Ser. 13-C9, Class B, 3.708%, 5/15/46 W	482,996	445,230
Ser. 16-C28, Class A4, 3.544%, 1/15/49	748,000	715,849
Morgan Stanley Capital I Trust
FRB Ser. 18-L1, Class C, 4.941%, 10/15/51 W	1,652,000	1,392,703
Ser. 16-UB12, Class AS, 3.778%, 12/15/49 W	1,227,000	1,102,773
UBS Commercial Mortgage Trust
Ser. 18-C14, Class A4, 4.448%, 12/15/51	756,000	698,444
Ser. 17-C1, Class A4, 3.46%, 6/15/50	852,000	786,777
Wells Fargo Commercial Mortgage Trust
Ser. 19-C49, Class B, 4.546%, 3/15/52	2,118,000	1,831,011
FRB Ser. 20-C57, Class C, 4.157%, 8/15/53 W	29,000	24,479

24 ESG Core Bond ETF

MORTGAGE-BACKED SECURITIES (6.7%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
Wells Fargo Commercial Mortgage Trust
Ser. 15-LC20, Class C, 4.056%, 4/15/50 W	$1,193,000	$1,123,658
Ser. 15-C31, Class AS, 4.049%, 11/15/48	796,000	764,647
Ser. 17-C39, Class B, 4.025%, 9/15/50	1,870,000	1,661,814
FRB Ser. 20-C56, Class B, 3.862%, 6/15/53 W	1,304,000	1,057,489
WF-RBS Commercial Mortgage Trust Ser. 13-C11, Class B, 3.714%, 3/15/45 W	713,564	627,590
		36,533,963
Total mortgage-backed securities (cost $36,103,107)		$36,533,963

ASSET-BACKED SECURITIES (0.4%)*	Principal amount	Value
Tesla Auto Lease Trust 144A Ser. 23-A, Class A3, 5.89%, 6/22/26	$2,000,000	$2,003,354
Total asset-backed securities (cost $1,999,868)		$2,003,354

SHORT-TERM INVESTMENTS (6.8%)*	Shares	Value
Putnam Government Money Market Fund Class P 5.04% L	37,207,637	$37,207,637
Total short-term investments (cost $37,207,637)		$37,207,637

TOTAL INVESTMENTS
Total investments (cost $623,069,606)	$604,200,629

Key to holding’s abbreviations
CME	Chicago Mercantile Exchange
DAC	Designated Activity Company
FRB	Floating Rate Bonds: The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: The rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
IO	Interest Only
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced Commitments

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2023 through April 30, 2024 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Franklin Resources, Inc., and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $548,925,780.
Φ	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain TBA commitments at the close of the reporting period. Collateral at period end totaled $468,004 and is included in Investments in securities on the Statement of assets and liabilities (Note 1).
##	Forward commitment, in part or in entirety (Note 1).
L	Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

ESG Core Bond ETF 25

R	Real Estate Investment Trust.
W	The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
See Note 1 to the financial statements regarding TBA commitments.
The dates shown on debt obligations are the original maturity dates.

TBA SALE COMMITMENTS OUTSTANDING at 4/30/24 (proceeds receivable $5,506,680)
Agency	Principal amount	Settlement date	Value
Uniform Mortgage-Backed Securities, 6.00%, 5/1/54	$2,000,000	5/13/24	$1,982,578
Uniform Mortgage-Backed Securities, 3.00%, 5/1/54	1,000,000	5/13/24	826,133
Uniform Mortgage-Backed Securities, 2.50%, 5/1/39	2,000,000	5/15/24	1,772,578
Uniform Mortgage-Backed Securities, 2.00%, 5/1/39	1,000,000	5/15/24	862,990
Total			$5,444,279

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Asset-backed securities	$—	$2,003,354	$—
Corporate bonds and notes	—	149,149,290	—
Mortgage-backed securities	—	36,533,963	—
U.S. government and agency mortgage obligations	—	162,136,646	—
U.S. treasury obligations	—	217,169,739	—
Short-term investments	37,207,637	—	—
Totals by level	$37,207,637	$566,992,992	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
TBA sale commitments	$—	$(5,444,279)	$—
Totals by level	$—	$(5,444,279)	$—

The accompanying notes are an integral part of these financial statements.

26 ESG Core Bond ETF

Statement of assets and liabilities 4/30/24

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $585,861,969)	$566,992,992
Affiliated issuers (identified cost $37,207,637) (Note 6)	37,207,637
Cash	26
Interest and other receivables	3,949,757
Receivable for shares of the fund sold	2,350,857
Receivable for sales of TBA securities (Note 1)	5,514,402
Total assets	616,015,671

LIABILITIES
Payable for investments purchased	14,335,058
Payable for purchases of delayed delivery securities (Note 1)	1,964,330
Payable for purchases of TBA securities (Note 1)	45,048,218
Payable for compensation of Manager (Note 2)	298,006
TBA sale commitments, at value (proceeds receivable $5,506,680) (Note 1)	5,444,279
Total liabilities	67,089,891

Net assets	$548,925,780

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 5)	$571,547,590
Total distributable earnings (Note 1)	(22,621,810)
Total — Representing net assets applicable to capital shares outstanding	$548,925,780

COMPUTATION OF NET ASSET VALUE
Net asset value per share ($548,925,780 divided by 11,675,000 shares)	$47.02

The accompanying notes are an integral part of these financial statements.

ESG Core Bond ETF 27

Statement of operations Year ended 4/30/24

INVESTMENT INCOME
Interest (including interest income of $611,055 from investments in affiliated issuers) (Note 6)	$22,264,766
Total investment income	22,264,766

EXPENSES
Compensation of Manager (Note 2)	1,663,527
Fees waived and reimbursed by Manager (Note 2)	(33,237)
Total expenses	1,630,290

Net expenses	1,630,290

Net investment income	20,634,476

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(3,919,960)
Total net realized loss	(3,919,960)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	(22,954,536)
Total change in net unrealized depreciation	(22,954,536)

Net loss on investments	(26,874,496)

Net decrease in net assets resulting from operations	$(6,240,020)

The accompanying notes are an integral part of these financial statements.

28 ESG Core Bond ETF

Statement of changes in net assets

		For the period
		1/19/23
		(commencement
		of operations)
INCREASE IN NET ASSETS	Year ended 4/30/24	to 4/30/23
Operations
Net investment income	$20,634,476	$3,855,076
Net realized gain (loss) on investments	(3,919,960)	202,170
Change in net unrealized appreciation (depreciation)
of investments	(22,954,536)	4,147,960
Net increase (decrease) in net assets resulting
from operations	(6,240,020)	8,205,206
Distributions to shareholders (Note 1):
From ordinary income
Net investment income	(21,552,316)	(2,805,000)
Net realized short-term gain on investments	(229,680)	—
Proceeds from shares sold (Note 4)	155,518,713	459,935,678
Decrease from shares redeemed (Note 4)	(45,112,050)	(4,855,797)
Other capital (Note 4)	396,560	414,486
Total increase in net assets	82,781,207	460,894,573

NET ASSETS
Beginning of period (Note 5)	466,144,573	5,250,000
End of period	$548,925,780	$466,144,573

NUMBER OF FUND SHARES
Shares outstanding at beginning of period (Note 5)	9,375,000	100,000
Shares sold (Note 4)	3,225,000	9,375,000
Shares redeemed (Note 4)	(925,000)	(100,000)
Shares outstanding at end of period	11,675,000	9,375,000

The accompanying notes are an integral part of these financial statements.

ESG Core Bond ETF 29

Financial highlights
(For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE
		For the period
		1/19/23
		(commencement
	Year ended	of operations)
	4/30/24	to 4/30/23
Net asset value, beginning of period	$49.72	$50.00
Investment operations:
Net investment income (loss) [a]	2.08	.55
Net realized and unrealized gain (loss) on investments	(2.63)	(.59)
Total from investment operations	(.55)	(.04)
Less distributions:
From net investment income	(2.17)	(.30)
From net realized gain on investments	(.02)	—
Total distributions	(2.19)	(.30)
Other capital	.04	.06
Net asset value, end of period	$47.02	$49.72
Total return at net asset value (%) [b]	(1.02)	0.04*

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$548,926	$466,145
Ratio of expenses to average net assets (%)[c,d]	.34	.10*
Ratio of net investment income (loss) to average net assets (%) [d]	4.34	1.12*
Portfolio turnover (%) [f]	166	37*[e]

* Not annualized.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Excludes acquired fund fees and expenses, if any.

d Reflects waivers of certain fund expenses in connection with investments in Putnam Government Money Market Fund during the period. As a result of such waivers, the expenses of the fund reflect a reduction of the following amounts (Note 2):

Percentage of average net assets
April 30, 2024	0.01%
April 30, 2023	<0.01

e Portfolio turnover excludes securities received or delivered in-kind.

f Portfolio turnover includes TBA purchase and sale commitments.

The accompanying notes are an integral part of these financial statements.

30 ESG Core Bond ETF

Notes to financial statements 4/30/24

Unless otherwise noted, the “reporting period” represents the period from May 1, 2023 through April 30, 2024. The following table defines commonly used references within the Notes to financial statements:

References to	Represent
ESG	Environmental, social and/or corporate governance
ETF	Exchange-traded fund
Franklin Templeton	Franklin Resources, Inc.
JPMorgan	JPMorgan Chase Bank, N.A.
OTC	Over-the-counter
PIL	Putnam Investments Limited, an affiliate of Putnam Management
Putnam Management	Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Franklin Templeton
SEC	Securities and Exchange Commission
State Street	State Street Bank and Trust Company

Putnam ESG Core Bond ETF (the fund) is a diversified, open-end series of Putnam ETF Trust (the Trust), a Delaware statutory trust organized under the Investment Company Act of 1940, as amended (the “1940 Act”). The fund is an actively managed ETF. The fund’s investment objective is to seek high current income consistent with what Putnam Management believes to be prudent risk. The fund invests mainly in a diversified portfolio of investment-grade fixed-income securities with a focus on companies or issuers that Putnam Management, the fund’s investment manager, believes meet relevant ESG criteria on a sector-specific basis ESG criteria.

The fund invests mainly in bonds of governments and private companies located in the United States that are investment-grade in quality with intermediate- to long-term maturities (three years or longer). Investment-grade securities are rated at least BBB or its equivalent at the time of purchase by a nationally recognized securities rating agency, or are unrated investments that Putnam Management believes are of comparable quality. Putnam Management may also invest in below-investment-grade investments. However, Putnam Management will not invest in securities that are rated lower than B or its equivalent by each rating agency rating the investment, or are unrated securities that it believes are of comparable quality. The fund will not necessarily sell an investment if its rating is reduced (or increased) after purchase. The fund may also invest in foreign fixed income investments, although foreign investments do not represent a primary focus of the fund.

The fund may consider, among other factors, a company’s or issuer’s ESG criteria (as described below), credit, interest rate, liquidity and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

Under normal circumstances, the fund invests at least 80% of the value of its net assets in fixed-income securities that meet Putnam Management’s ESG criteria. This policy is non-fundamental and may be changed only after 60 days’ notice to shareholders. Putnam Management may not apply ESG criteria to investments that are not subject to the fund’s 80% policy, and such investments may not meet Putnam Management’s ESG criteria.

In evaluating investments for the fund, Putnam Management identifies relevant ESG criteria on a sector-specific basis using an internally developed materiality map, which is informed by the ESG issues identified by the Sustainability Accounting Standards Board as material to companies or issuers within a particular industry. A materiality map provides a guide to understanding which ESG criteria are more or less important for a given sector or subsector; it includes those ESG criteria that may be reasonably likely to influence investment decision-making. Putnam Management constructs the materiality map by evaluating the significance of specified ESG criteria (i.e., board structure and composition, diversity, equity and inclusion, or climate change risk, among others) in specific industries (i.e., consumer, healthcare, financials, etc.), subsectors, or countries. Putnam Management then categorizes the relevance of each ESG criteria for each industry, subsector, or country. As part of this analysis, Putnam Management may utilize metrics and information such as emissions data, carbon intensity, sources of energy used for operations, water use and re-use, water generation, waste diversion from landfill, employee safety and diversity data, supplier audits, product safety, board composition, and incentive compensation structures. After evaluating these criteria, Putnam Management will assign each company or issuer, as applicable, a proprietary ESG rating ranging from 1 to 4 (1 indicating the highest (best) ESG rating and 4 indicating the lowest (worst) ESG rating). In order to meet Putnam Management’s ESG criteria for purposes of

ESG Core Bond ETF 31

the above-referenced non-fundamental investment policy, a company or issuer must be rated 2 or 1 by Putnam Management. While Putnam Management may consider independent third-party data as a part of its analytical process, the portfolio management team performs its own independent analysis of issuers and does not rely solely on third-party screens.

The fund’s approach to ESG investing incorporates fundamental research together with consideration of ESG criteria which may include, but are not limited to, those included in the following descriptions. Environmental criteria include, for example, a company’s or issuer’s carbon intensity and use of resources like water or minerals. ESG measures in this area might include plans to reduce waste, increase recycling, raise the proportion of energy supply from renewable sources, or improve product design to be less resource intensive. Social criteria include, for example, labor practices and supply chain management. ESG measures in this area might include programs to improve employee well-being, commitment to workplace equality and diversity, or improved stewardship of supplier relationships and working conditions. Corporate governance criteria include, for example, board composition and executive compensation, as well as bondholders’ rights. ESG measures in this area might include improvements in board independence or diversity, or alignment of management incentives with the company’s or issuer’s strategic ESG objectives.

Putnam Management uses a sector-specific approach in evaluating investments. In the corporate credit sector, Putnam Management combines fundamental analysis with relevant ESG insights with a forward-looking perspective. Putnam Management believes that this approach contributes to a more nuanced assessment of an issuer’s credit profile which offers potential opportunity to limit tail risk in credit portfolios (i.e., the risk that the price of a portfolio may decrease by more than three standard deviations from its current price) and ratings volatility. Putnam Management believes that securitized debt instruments present unique challenges in applying ESG criteria due to the presence of various asset types, counterparties involved, and the complex structure of the securitized debt market along with a lack of available ESG-related data. In evaluating securitized debt instruments for potential investment, Putnam Management takes a broad approach, analyzing both the terms of the transaction, including the asset type being securitized and structure of securitization, as well as key counterparties. Opportunities are analyzed at the asset level within each securitization and each subsector to identify assets that meet relevant ESG thresholds. Additionally, in evaluating securitized debt instruments, Putnam Management analyzes relevant ESG criteria regarding the originator, servicers, or other relevant counterparties. In the sovereign debt sector, Putnam Management uses quantitative modeling and fundamental research to evaluate countries across a variety of ESG criteria (i.e., natural resource dependence and level of public corruption) and non-ESG criteria (i.e., global economic conditions, market valuations and technicals). Putnam Management believes that sovereign issuers with better ESG scores generally benefit from lower borrowing costs and that ESG criteria may influence the perception of the credit risk of a country’s debt. Countries are evaluated both on current ESG metrics and the extent of recent progress.

Putnam Management evaluates ESG considerations using independent third-party data (where available), and also uses company or issuer disclosures and public data sources. Putnam Management believes that ESG considerations are best analyzed in combination with a company’s or issuer’s fundamentals, including a company’s or issuer’s industry, location, strategic position, and key relationships.

In addition to bonds, the fund may also invest in other fixed-income instruments. In addition to the main investment strategies described above, the fund may make other types of investments, such as assignments of and participations in fixed and floating rate bank loans, investments in hybrid and structured bonds and notes, and preferred securities that would be characterized as debt securities under applicable accounting standards and tax laws. The fund may also use derivatives, such as futures, options, certain foreign currency transactions and swap contracts, for both hedging and non-hedging purposes.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, transfer agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

32 ESG Core Bond ETF

Under the Trust’s Agreement and Declaration of Trust, any claims asserted by a shareholder against or on behalf of the Trust (or its series), including claims against Trustees and Officers, must be brought in courts of the State of Delaware.

Note 1: Significant accounting policies

The fund follows the accounting and reporting guidance in Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP), including, but not limited to, ASC 946. The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management, which has been designated as valuation designee pursuant to Rule 2a–5 under the Investment Company Act of 1940, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

ESG Core Bond ETF 33

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, is recorded on the accrual basis. Amortization and accretion of premiums and discounts on debt securities, if any, is recorded on the accrual basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Lines of credit The fund participates, along with other Putnam funds, in a $320 million syndicated unsecured committed line of credit, provided by State Street ($160 million) and JPMorgan ($160 million), and a $235.5 million unsecured uncommitted line of credit, provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal

34 ESG Core Bond ETF

Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds and a $75,000 fee has been paid by the participating funds to State Street as agent of the syndicated committed line of credit. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. The fund’s federal tax return for the prior period remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At April 30, 2024, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$2,644,849	$258,785	$2,903,634

Distributions to shareholders Distributions to shareholders from net investment income, if any, are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $664 to decrease undistributed net investment income and $664 to decrease accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$354,330
Unrealized depreciation	(20,204,078)
Net unrealized depreciation	(19,849,748)
Undistributed ordinary income	131,573
Capital loss carryforward	(2,903,634)
Cost for federal income tax purposes	$618,606,098

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

ESG Core Bond ETF 35

Note 2: Management fee, administrative services and other transactions

The fund pays the Manager an annual all-inclusive management fee of 0.35% based on the fund’s average daily net assets computed and paid monthly. The management fee covers investment management services and all of the fund’s organizational and other operating expenses with certain exceptions, including but not limited to: payments under distribution plans, interest expenses, taxes, brokerage commissions and other transaction costs, fund proxy expenses, litigation expenses, extraordinary expenses and acquired fund fees and expenses.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.350% of the fund’s average net assets.

The fund invests in Putnam Government Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Government Money Market Fund with respect to assets invested by the fund in Putnam Government Money Market Fund. During the reporting period, management fees paid were reduced by $33,237 relating to the fund’s investment in Putnam Government Money Market Fund.

PIL is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.20% of the average net assets of the portion of the fund managed by PIL.

On January 1, 2024, a subsidiary of Franklin Templeton acquired Putnam U.S. Holdings I, LLC (“Putnam Holdings”), the parent company of Putnam Management and PIL, in a stock and cash transaction (the “Transaction”). As a result of the Transaction, Putnam Management and PIL became indirect, wholly-owned subsidiaries of Franklin Templeton. The Transaction also resulted in the automatic termination of the investment management contract between the fund and Putnam Management and the sub-management contract for the fund between Putnam Management and PIL that were in place for the fund before the Transaction (together, the “Previous Advisory Contracts”). However, Putnam Management and PIL continue to provide uninterrupted services with respect to the fund pursuant to new investment management and sub-management contracts that were approved by fund shareholders at a shareholder meeting held in connection with the Transaction and that took effect on January 1, 2024 (together, the “New Advisory Contracts”). The terms of the New Advisory Contracts are substantially similar to those of the Previous Advisory Contracts, and the fee rates payable under the New Advisory Contracts are the same as the fee rates under the Previous Advisory Contracts.

Effective June 1, 2024, under an agreement with Putnam Management, Franklin Templeton Services, LLC, a wholly-owned subsidiary of Franklin Templeton and an affiliate of Putnam Management, will provide certain administrative services to the fund. The fee for those services will be paid by Putnam Management based on the costs incurred by Franklin Templeton Services, LLC, and is not an additional expense of the fund.

The fund has adopted a distribution and service plan pursuant to Rule 12b–1 under the 1940 Act that authorizes the fund to pay distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing shareholder support services. No Rule 12b–1 fees are currently paid by the fund.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments and in-kind transactions, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$920,198,009	$799,988,807
U.S. government securities (Long-term)	—	—
Total	$920,198,009	$799,988,807

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

36 ESG Core Bond ETF

Note 4: Capital shares

Shares of the fund are listed and traded on NYSE Arca, Inc., and individual fund shares may only be bought and sold in the secondary market through a broker or dealer at market price. These transactions, which do not involve the fund, are made at market prices that may vary throughout the day, rather than at net asset value (NAV). Shares of the fund may trade at a price greater than the fund’s NAV (premium) or less than the fund’s NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling fund shares in the secondary market (the “bid-ask spread”). The fund will issue and redeem shares in large blocks of 25,000 shares called “Creation Units” on a continuous basis, at NAV, with authorized participants who have entered into agreements with the fund’s distributor. The fund will generally issue and redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the fund specifies each day. The fund generally imposes a transaction fee on investors purchasing or redeeming Creation Units. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the fund for certain transaction costs and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in Other capital in the Statement of changes in net assets.

Note 5: Initial capitalization and offering of shares

The fund was established as a series of the Trust on May 10, 2022. The fund had no operations other than those related to organizational matters, including the initial capital contribution of $5,250,000 by Putnam Investment Holdings, LLC and the issuance of 100,000 shares on January 19, 2023.

Note 6: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 4/30/23	cost	proceeds	income	of 4/30/24
Short-term investments
Putnam Government
Money Market Fund
Class P*	$—	$146,502,867	$109,295,230	$611,055	$37,207,637
Total Short-term
investments	$—	$146,502,867	$109,295,230	$611,055	$37,207,637

* Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Government Money Market Fund with respect to assets invested by the fund in Putnam Government Money Market Fund (Note 2). There were no realized or unrealized gains or losses during the period.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Investing in companies or issuers that exhibit a commitment to ESG factors may result in the fund investing in certain types of companies or issuers that underperform the market as a whole. In evaluating an investment opportunity, Putnam Management may make investment decisions based on information and data that is incomplete or inaccurate. Due to changes in the products or services of the companies and issuers in which the fund invests, the fund may temporarily hold securities that are inconsistent with its ESG investment criteria.

ESG Core Bond ETF 37

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

Citigroup
	Global	JPMorgan	Wells Fargo
	Markets, Inc.	Securities LLC	Bank, N.A.	Total
Assets:
Total Assets	$—	$—	$—	$—
Liabilities:
Total Liabilities	$—	$—	$—	$—
Total Financial and Derivative Net Assets	$—	$—	$—	$—
Total collateral received (pledged)†##	$—	$—	$—
Net amount	$—	$—	$—
Controlled collateral received (including TBA commitments)**	$—	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—	$—
Collateral (pledged) (including TBA commitments)**	$(270,518)	$(62,599)	$(134,887)	$(468,004)

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

38 ESG Core Bond ETF

Federal tax information (Unaudited)

The Form 1099 that will be mailed to you in January 2025 will show the tax status of all distributions paid to your account in calendar 2024.

ESG Core Bond ETF 39

Shareholder meeting results (Unaudited)

October 20, 2023 special meeting

At the meeting, a new Management Contract for your fund with Putnam Investment Management, LLC was approved, as follows:

Votes for	Votes against	Abstentions/Votes withheld
9,479,407	—	—

At the meeting, a new Sub-Management Contract for your fund between Putnam Investment Management, LLC and Putnam Investments Limited was approved, as follows:

Votes for	Votes against	Abstentions/Votes withheld
9,479,407	—	—

All tabulations are rounded to the nearest whole number.

40 ESG Core Bond ETF

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chair of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Barbara M. Baumann

Born 1955, Trustee since 2010,
Vice Chair since 2022

Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, Dr. Hill served as the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Kenneth R. Leibler

Born 1949, Trustee since 2006,
Vice Chair from 2016 to 2018,
Chair since 2018

Principal occupations during past five years: Vice Chair Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic marketplace for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

Gregory G. McGreevey

Born 1962, Trustee since 2024

Principal occupations during past five years: Until 2023, Senior Managing Director, Investments, Invesco Ltd., a global investment firm.

Other directorships: Previously, a Director of Invesco Mortgage Capital, Inc., a publicly traded real estate investment trust.

Jennifer Williams Murphy*

Born 1964, Trustee since 2022

Principal occupations during past five years: Chief Executive Officer and Founder of Runa Digital Assets, LLC, an institutional investment advisory firm specializing in active management of digital assets. Until 2021, Chief Operating Officer of Western Asset Management, LLC, a global investment adviser, and Chief Executive Officer and President of Western Asset Mortgage Capital Corporation, a mortgage finance real estate investment trust.

Other directorships: Previously, a Director of Western Asset Mortgage Capital Corporation.

ESG Core Bond ETF 41

42 ESG Core Bond ETF

* Ms. Murphy is the founder, controlling member, and Chief Executive Officer of Runa Digital Assets, LLC (“RDA”), the investment manager of Runa Digital Partners, LP (“RDP”), a private investment fund. Ms. Murphy also holds a controlling interest in RDP’s general partner and is a limited partner in RDP. A subsidiary of Franklin Templeton and certain individuals employed by Franklin Templeton or its affiliates have made passive investments as limited partners in RDP (one of whom serves on the advisory board for RDA, which has no governance or oversight authority over RDA), representing in the aggregate approximately 33% of RDP as of October 31, 2023. In addition, if certain conditions are met, Franklin Templeton will be entitled to receive a portion of any incentive compensation allocable to RDP’s general partner. For so long as Franklin Templeton maintains its investment in RDP, Ms. Murphy also has agreed upon request to advise and consult with Franklin Templeton and its affiliates on the market for digital assets. Ms. Murphy provides similar service to other limited partners in RDP that request her advice. Ms. Murphy also is entitled to receive deferred cash compensation in connection with her prior employment by an affiliate of Franklin Templeton, which employment ended at the end of 2021. With regard to Ms. Murphy, the relationships described above may give rise to a potential conflict of interest with respect to the Funds.

† Mr. Reynolds is an “interested person” (as defined in the 1940 Act) of the fund and Putnam Management. He is President of your fund and each of the other Putnam funds and holds direct beneficial interest in shares of Franklin Templeton, of which Putnam Management is an indirect wholly-owned subsidiary.

‡ Ms. Trust is an “interested person” (as defined in the 1940 Act) of the fund and Putnam Management by virtue of her positions with certain affiliates of Putnam Management.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of April 30, 2024, the Putnam family of funds included 89 mutual funds, 4 closed-end funds, and 12 exchange-traded funds. Each Trustee serves as Trustee of all funds in the Putnam family of funds. Ms. Trust also serves as Trustee of 123 other funds that are advised by one or more affiliates of Putnam Management.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

ESG Core Bond ETF 43

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Kevin R. Blatchford (Born 1967)	Martin Lemaire (Born 1984)
Vice President and Assistant Treasurer	Vice President and Derivatives Risk Manager
Since 2023	Since 2022
Director, Financial Reporting, Putnam Holdings	Risk Manager and Risk Analyst, Putnam Management

James F. Clark (Born 1974)	Denere P. Poulack (Born 1968)
Vice President and Chief Compliance Officer	Assistant Vice President, Assistant Clerk,
Since 2016	and Assistant Treasurer
Chief Compliance Officer, Putnam Management	Since 2004
and Putnam Holdings
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services, Putnam Holdings
Jonathan S. Horwitz (Born 1955)	and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Stephen J. Tate (Born 1974)
Since 2004	Vice President and Chief Legal Officer
Since 2021
Kelley Hunt (Born 1984)	Deputy General Counsel, Franklin Templeton, and
AML Compliance Officer	Secretary, Putnam Holdings, Putnam Management, and
Since 2023	Putnam Retail Management
Manager, U.S. Financial Crime Compliance,
Franklin Templeton

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer, other than Ms. Hunt, is 100 Federal Street, Boston, MA 02110. Ms. Hunt’s address is 100 Fountain Parkway, St. Petersburg, FL 33716.

44 ESG Core Bond ETF

Fund information

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Barbara M. Baumann, Vice Chair	and Clerk
100 Federal Street	Liaquat Ahamed
Boston, MA 02110	Katinka Domotorffy	Jonathan S. Horwitz
	Catharine Bond Hill	Executive Vice President,
Investment Sub-Advisor	Gregory G. McGreevey	Principal Executive Officer,
Putnam Investments Limited	Jennifer Williams Murphy	and Compliance Liaison
Cannon Place, 78 Cannon Street	Marie Pillai
London, England EC4N 6HL	George Putnam III	Kelley Hunt
	Robert L. Reynolds	AML Compliance Officer
Distribution Services	Manoj P. Singh
Foreside Fund Services, LLC	Mona K. Sutphen	Martin Lemaire
Three Canal Plaza, Suite 100	Jane E. Trust	Vice President and
Portland, ME 04101		Derivatives Risk Manager
Officers
Custodian	Robert L. Reynolds	Denere P. Poulack
State Street Bank	President, The Putnam Funds	Assistant Vice President,
and Trust Company		Assistant Clerk, and
	Kevin R. Blatchford	Assistant Treasurer
Legal Counsel	Vice President and
Ropes & Gray LLP	Assistant Treasurer	Janet C. Smith
Vice President,
Independent Registered	James F. Clark	Principal Financial Officer,
Public Accounting Firm	Vice President and	Principal Accounting Officer,
PricewaterhouseCoopers LLP	Chief Compliance Officer	and Assistant Treasurer

Stephen J. Tate
Vice President and
Chief Legal Officer

Call 1-833-228-5577 (toll free) Monday through Friday between 9:00 a.m. and 5:00 p.m. Eastern Time or visit putnam.com or franklintempleton.com anytime for up-to-date information about the fund’s NAV.

Item 2. Code of Ethics:

a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments (Code of Ethics of Franklin Templeton effective March 4, 2024) with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In connection with the acquisition of Putnam Investments by Franklin Templeton, the Putnam Investments Code of Ethics was amended effective January 1, 2024 to reflect revised compliance processes, including: (i) Compliance with the Putnam Investments Code of Ethics will be viewed as compliance with the Franklin Templeton Code for certain Putnam employees who are dual-hatted in Franklin Templeton advisory entities (ii) Certain Franklin Templeton employees are required to hold shares of Putnam mutual funds at Putnam Investor Services, Inc. and (iii) Certain provisions of the Putnam Investments Code of Ethics are amended that are no longer needed due to organizational changes. Effective March 4, 2024, the majority of legacy Putnam employees transitioned to Franklin Templeton policies outlined in the Franklin Templeton Code.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education.The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

April 30, 2024	$21,123	$ —	$2,293	$ —
April 30, 2023	$20,034	$ —	$2,226	$ —

For the fiscal years ended April 30, 2024 and April 30, 2023, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $666,656 and $244,237 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

April 30, 2024	$ —	$664,363	$ —	$ —
April 30, 2023	$ —	$242,011	$ —	$ —

(i) Not applicable

(j) Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Recovery of Erroneously Awarded Compensation.

(a) No

(b) No

Item 14. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith

(a)(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not Applicable

(a)(3) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam ETF Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 26, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 26, 2024

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: June 26, 2024